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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) 23 July 1996

                        Air Products and Chemicals, Inc.
               (Exact name of registrant as specified in charter)

                 Delaware                                   23-1274455
(State of other jurisdiction of incorporation)      (IRS Identification number)

                                     1-4534
                            (Commission file number)

7201 Hamilton Boulevard, Allentown, Pennsylvania                 18195-1501
    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  (610) 481-4911
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Item 5.  Other Events.

         The Registrant reported record income from operations of $98 million, or 87 cents per share, up 5 percent from $94 million, or 83 cents per share, in the year-ago quarter. The comparison excludes an after-tax gain of $6 million, or 6 cents per share, from the sale of an idle asset last year. Sales of $997 million were up 2 percent versus $982 million last year.

         Industrial gas sales for the quarter rose 6 percent, reflecting continued progress in loading new U.S. plants, particularly hydrogen capacity for the chemicals processing and refinery industry. Operating income was down 6 percent from the year-ago quarter, as stronger U.S. results helped to partially offset weaker business conditions in northern Europe. Gas equity affiliate income continued to grow, up $3 million for the quarter.

         Chemicals operating income increased by $5 million, or 11 percent, on flat sales. Though volumes were mixed, strong plant operations and improved performance across most major businesses resulted in higher profits.

         Profits for the environmental and energy systems segment were up from a year ago, benefiting from better operations and a project buy-out.

         The equipment and services segment continued to demonstrate excellent performance. Operating income was up $4 million, with a near-record backlog of high-quality projects.

         For the quarter, higher interest expense was somewhat offset by lower taxes.

         For the first nine months of fiscal 1996, Air Products reported net income of $322 million, or $2.88 per share, versus $275 million, or $2.45 per share, for the same period last year. Excluding special items in both years (an after-tax gain of $41 million, or 36 cents per share, in the current fiscal year and an after-tax gain of $6 million, 6 cents per share, in 1995) earnings per share increased 5 percent compared to last year as sales rose 2 percent to $3 billion.

         Financial tables follow:

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
                        AIR PRODUCTS AND CHEMICALS, INC.
                  SUMMARY OF CONSOLIDATED FINANCIAL INFORMATION
                                   (Unaudited)

(In millions, except earnings per share)
- --------------------------------------------------------------------------------
                        Three Months Ended   Nine Months Ended
                             30 June              30 June
                          1996      1995       1996      1995
- --------------------------------------------------------------------------------
Sales                      $997     $982      $2,957    $2,886

Net Income                 $ 98     $100(a)   $  322(b) $  275(a)

Earnings Per Share         $.87     $.89(a)   $ 2.88(b) $ 2.45(a)

- --------------------------------------------------------------------------------
(a)Includes an after-tax gain of $6 million, or $.06 per share, from the sale of an industrial gas plant.

(b)Includes an after-tax gain of $41 million, or $.36 per share, from the settlement with Bankers Trust Company over losses reported in fiscal 1994 associated with leveraged interest rate swap contracts.

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
                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                               CONSOLIDATED INCOME

(In millions, except per share)
- -----------------------------------------------------------------------------------
                                      Three Months Ended        Nine Months Ended
                                            30 June                  30 June
                                       1996          1995        1996         1995
- ------------------------------------------------------------------------------------
SALES AND OTHER INCOME
Sales                                 $  997       $  982       $2,957       $2,886
Other income, net                          9           17           17           17
- ------------------------------------------------------------------------------------
                                       1,006          999        2,974        2,903
- ------------------------------------------------------------------------------------
COSTS AND EXPENSES
Cost of sales                            594          595        1,763        1,730
Selling, distribution and
 administrative                          228          217          679          638
Research and development                  28           26           84           76
- ------------------------------------------------------------------------------------
OPERATING INCOME                         156          161          448          459
Income from equity affiliates,
 net of related expenses                  20           16           54           33
Gain on settlement of leveraged
 interest rate swaps                     --           --            67         --
Interest expense                          34           25           94           75
- ------------------------------------------------------------------------------------
INCOME BEFORE TAXES                      142          152          475          417
Income taxes                              44           52          153          142
- ------------------------------------------------------------------------------------
NET INCOME                            $   98       $  100       $  322       $  275
- ------------------------------------------------------------------------------------
MONTHLY AVERAGE OF
 COMMON SHARES OUTSTANDING                --           --          112          112
- ------------------------------------------------------------------------------------
EARNINGS PER COMMON SHARE             $  .87       $  .89       $ 2.88       $ 2.45
- ------------------------------------------------------------------------------------
DIVIDENDS DECLARED PER
 COMMON SHARE - Cash                  $  .27       $  .26       $  .79       $  .75
- ------------------------------------------------------------------------------------

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
                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries
                           CONSOLIDATED BALANCE SHEETS
(In millions, except per share)

- ------------------------------------------------------------------------------------
                                                     30 June         30 June
                ASSETS                                 1996            1995
- ------------------------------------------------------------------------------------
CURRENT ASSETS
Cash and cash items                                  $    91        $   122
Trade receivables, less allowances for
 doubtful accounts                                       676            617
Inventories                                              392            311
Contracts in progress, less progress billings            114            120
Other current assets                                     160            146
- ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                   1,433          1,316
- ------------------------------------------------------------------------------------
INVESTMENTS                                              835            656
PLANT AND EQUIPMENT, at cost                           7,909          7,236
 Less - Accumulated depreciation                       4,056          3,791
- ------------------------------------------------------------------------------------
PLANT AND EQUIPMENT, net                               3,853          3,445
- ------------------------------------------------------------------------------------
GOODWILL                                                  80             66
OTHER NONCURRENT ASSETS                                  271            237
- ------------------------------------------------------------------------------------
TOTAL ASSETS                                         $ 6,472        $ 5,720
====================================================================================
    LIABILITIES AND SHAREHOLDERS' EQUITY
- ------------------------------------------------------------------------------------
CURRENT LIABILITIES
Payables, trade and other                            $   579        $   580
Accrued liabilities                                      224            243
Accrued income taxes                                      62             59
Short-term borrowings                                    249            238
Current portion of long-term debt                         25             37
- ------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                              1,139          1,157
- ------------------------------------------------------------------------------------
LONG-TERM DEBT                                         1,850          1,326
DEFERRED INCOME & OTHER NONCURRENT LIABILITIES           357            421
DEFERRED INCOME TAXES                                    537            462
- ------------------------------------------------------------------------------------
TOTAL LIABILITIES                                      3,883          3,366
- ------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock, par value $1 per share                     125            125
Capital in excess of par value                           462            467
Retained earnings                                      2,624          2,326
Unrealized gain on investments                            42             40
Cumulative translation adjustments                       (68)            (8)
Treasury Stock, at cost                                 (138)          (138)
Shares in trust                                         (458)          (458)
- ------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                             2,589          2,354
- ------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $ 6,472        $ 5,720
====================================================================================


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
                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

During the second quarter of 1996, the Company reached a $67 million settlement with Bankers Trust Company over $107 million in losses the Company reported in fiscal 1994 associated with leveraged interest rate swap contracts. The settlement included the termination of two previously closed contracts with Bankers Trust. Prior to the settlement there was an outstanding liability of $62 million associated with these closed contracts. The results for the nine months ended 30 June 1996 include a gain of $67 million ($41 million after tax, or $.36 per share) from the settlement.

In April 1996, the Company announced its plan to divest its joint venture interest in a waste-to-energy business and commence a share repurchase program designed to acquire approximately 10 percent of its 112 million shares oustanding for financial reporting purposes.

The three and nine months ended 30 June 1995 include a gain of $11 million ($6 million after tax, or $.06 per share) from the sale of an industrial gas plant.

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                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                          SUMMARY BY BUSINESS SEGMENTS

(In millions)
- ------------------------------------------------------------------------------------
                          Three Months Ended   Nine Months Ended
                                30 June             30 June
                              1996    1995       1996     1995
- ------------------------------------------------------------------------------------
Sales:
   Industrial Gases           $578    $542      $1,720   $1,613
   Chemicals                   352     352       1,002    1,027
   Environmental/Energy         13      11          43       42
   Equipment/Services           54      77         192      204
- ------------------------------------------------------------------------------------
      CONSOLIDATED            $997    $982      $2,957   $2,886
- ------------------------------------------------------------------------------------
Operating Income:
   Industrial Gases           $102    $119      $  305   $  338
   Chemicals                    55      50         157      152
   Environmental/Energy          3      (2)          2       (2)
   Equipment/Services            4      --          13       (4)
   Corporate and Other          (8)     (6)        (29)     (25)
- ------------------------------------------------------------------------------------
      CONSOLIDATED            $156    $161      $  448   $  459
- ------------------------------------------------------------------------------------
Equity Affiliates' Income:
   Industrial Gases           $ 12    $  9      $    31  $   13
   Chemicals                    --      --           --      --
   Environmental/Energy          8       7           23      20
- ------------------------------------------------------------------------------------
      CONSOLIDATED            $ 20    $ 16      $    54  $   33
- ------------------------------------------------------------------------------------

For the three and nine months ended 30 June 1995, operating income of industrial gases includes a gain of $11 million from a plant sale.

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                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                          SUMMARY BY GEOGRAPHIC REGIONS

(In millions)
- ------------------------------------------------------------------------------------
                          Three Months Ended   Nine Months Ended
                               30 June              30 June
                            1996      1995       1996      1995
- ------------------------------------------------------------------------------------
Sales:
   United States            $761      $732      $2,223    $2,160
   Europe                    191       216         618       626
   Canada/Latin America       37        33         106        98
   Other                       8         1          10         2
- ------------------------------------------------------------------------------------
      CONSOLIDATED          $997      $982      $2,957    $2,886
- ------------------------------------------------------------------------------------
Operating Income:
   United States            $124      $120      $  352    $  356
   Europe                     27        33          86        85
   Canada/Latin America        5         8          10        18
   Other                      --        --          --        --
- ------------------------------------------------------------------------------------
      CONSOLIDATED          $156      $161      $  448    $  459
- ------------------------------------------------------------------------------------
Equity Affiliates' Income:
   United States            $  7      $  7      $   21    $   19
   Europe                      7         6          18        11
   Canada/Latin America        2         2           6        --
   Other                       4         1           9         3
- ------------------------------------------------------------------------------------
      CONSOLIDATED          $ 20      $ 16      $   54    $   33
- ------------------------------------------------------------------------------------

For the three and nine months ended 30 June 1995, operating income of the United States includes a gain of $11 million from the sale of an industrial gas plant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              Air Products and Chemicals, Inc.
                                            -----------------------------------
                                                   (Registrant)

Dated: 23 July 1996                     By:       /s/ Arnold H. Kaplan
                                           ---------------------------
                                                  Arnold H. Kaplan
                                                  Vice President - Finance

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